U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: April 18, 2005



                                 PETROGEN CORP.
        _________________________________________________________________
        (Exact Name of Small Business Issuer as Specified in its Charter)


                                     NEVADA
              _____________________________________________________
              (State or other Jurisdiction as Specified in Charter)



        00-25579                                         87-0571853
________________________                    ____________________________________
(Commission file number)                    (I.R.S. Employer Identification No.)


                             3200 Southwest Freeway
                                   Suite 3300
                              Houston, Texas 77027
                    ________________________________________
                    (Address of Principal Executive Offices)


                                  713.402.6115
                           ___________________________
                           (Issuer's telephone number)


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Emily Hawes Field Project

         On April 13, 2005, Petrogen Corp., a Nevada corporation announced that we acquired an additional 37.5% working interest, thus doubling our working interest, in approximately 1,571 gross (1,156.65 net) undeveloped acreage of oil and gas leases located in Matagorda Island, Calhoun County, Texas (the "Emily Hawes Field Project"). As of the date of this Report, we hold a 75% working interest and a 58.125% net revenue interest in the Emily Hawes Field Project.

Matagorda island Pipeline

         On March 31, 2005, we entered into a purchase agreement (the "Purchase Agreement") with James Roche ("Roche"), pursuant to which we purchased the natural gas transmission pipeline located on Matagorda Island. In accordance with the terms and provisions of the Purchase Agreement: (i) we issued to Roche 175,000 shares of our restricted common stock at $0.50 per share for an aggregate value of $87,500; (ii) we further agreed to pay additional consideration to Roche of a royalty of $0.16 per mcfg transmitted through the pipeline up to $50,000 and, thereafter, $0.12 per mcfg transmitted through the pipeline, both amounts which will be payable upon an accrued total of natural gas transmitted through the pipeline of no more than 4 bcf. As a result of consummation of the Purchase Agreement, we control the only gas gathering right-of-way on Matagorda Island, as this is the only existing pipeline on Matagorda Island. This ownership results in our ability to transport our own production from the Emily Hawes Field as well as to transfer production from other operators on Matagorda Island. We believe that the Matagorda Island natural gas pipeline has the capacity to transport up to 20,000,000 gross cubic feet of natural gas per day.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

              Not applicable.

     (b)  Pro Forma Financial Information.

              Not applicable.

     (c)  Exhibits.

              10.1 Purchase and Sale Agreement between Petrogen, Inc. and James T. Roche dated March 31, 2005 - incorporated by reference to Exhibit of Petrogen Corp. Annual Report on Form 10-KSB filed with the Securities and Exchange Commission filed on April 15, 2005.

              99.1   Press Release dated March 30, 2005.

              99.2   Press Release dated April 13, 2005.


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                                   SIGNATURES


         In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                 PETROGEN CORP.


Date:  April 18, 2005            By:_______________________________________
                                    Sacha Spindler, Chief Executive Officer